GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "Guaranty Agreement" or this "Guaranty"), dated as of January 30, 1998, is made by EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively the "Guarantors") to NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

                       W I T N E S S E T H:

     WHEREAS, the Secured Parties have agreed to provide to Miller Industries, Inc., a Tennessee corporation ("Miller"), and Miller Industries Towing Equipment Inc., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), certain credit facilities, including a revolving credit facility with a letter of credit sublimit and a swing line sublimit, pursuant to the Credit Agreement dated as of January 30, 1998 among the Borrowers, the Agent and the Lenders (as from time to time amended, revised, modified, supplemented or amended and restated, the "Credit Agreement"); and

     WHEREAS, each Guarantor is, directly or indirectly, a wholly owned Subsidiary of one of the Borrowers; and

     WHEREAS, as a condition to entering into the Credit Agreement and making and continuing to make any loans or advances and issuing and continuing to issue letters of credit thereunder, each Guarantor is required to guarantee to the Secured Parties payment of the Borrower's Obligations in accordance with the terms of this Agreement; and

     WHEREAS, each Guarantor will materially benefit from the loans and advances to be made, and the letters of credit to be issued, under the Credit Agreement, and each Guarantor is willing to enter into this Guaranty to provide an inducement for the Secured Parties to continue to make loans and advances, and to issue letters of credit, under the Credit Agreement; and

     WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Guarantors enter into this Agreement;

     NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and to make loans and advances and issue Letters of Credit, and in consideration of the premises and mutual covenants contained herein, each Guarantor hereby agrees as follows:

     1. GUARANTY. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Secured Parties the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) each Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents executed in connection with the Credit Agreement and all Rate Hedging Obligations heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrowers to the Lenders, including without limitation principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses); and
(b) each Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by either Borrower under the Credit Agreement and all other Loan Documents executed in connection therewith and all Swap Agreements. The Guarantors' obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations"; provided, however, that the liability of each Guarantor individually with respect to the Guarantor's Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

     Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Borrower's Liabilities hereunder.

     2. PAYMENT. If either Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence of any Event of Default under the Credit Agreement that has not been cured or waived, then any or all of the Guarantors will, upon demand thereof by the Agent or its successors or assigns AS OF THE DATE OF SUCH DEMAND, fully pay to the Agent, for the benefit of the Secured Parties, subject to any restriction set forth in SECTION 1 hereof, an amount equal to all Guarantors' Obligations then due and owing.

     3. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreement, the Notes or any other Loan Document or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreement, the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Secured Parties and the Borrowers or any other Person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of either of the Borrowers or the combination or consolidation of either of the Borrowers into or with another entity or any transfer or disposition of any assets of either of the Borrowers or by any extension or renewal of the Credit Agreement, any of the Notes or any other Loan Document, in whole or in part, or by any modification, alteration, amendment or addition of or to the Credit Agreement, any of the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Secured Parties and the Borrowers or any other Person, or by any other cir-cumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent

vary the risks of such Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

     4. CURRENCY AND FUNDS OF PAYMENT. Each Guarantor hereby guarantees that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Secured Parties with respect thereto as against the Borrowers or either of them, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrowers of any or all of the Borrower's Liabilities.

     5. SUITS. Each Guarantor from time to time shall pay to the Agent for the benefit of the Secured Parties, on demand, at the Agent's place of business set forth in the Credit Agreement or such other address as the Agent shall give notice of to such Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent or the Lenders or any of them may proceed to suit against any one or more or all of the Guarantors. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrowers, any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower's Liabilities.

     6. SET-OFF AND WAIVER; SUBORDINATION. Each Guarantor waives any right to assert against the Secured Parties as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrowers or the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Secured Party employs counsel for advice or other representation to enforce the Guarantors' Obligations, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all other reasonable expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by such Guarantor to the Agent, for the benefit of the Secured Parties, on demand.

     Until the Borrower's Liabilities are paid in full and the Agent and the Secured Parties are under no further obligation to lend or extend funds or credit which would constitute Borrower's Liabilities, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations of the Borrowers or either of them or any other Guarantor, as the case may be, to such Guarantor to the Borrower's Liabilities, and all amounts due under such debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and paid over forthwith to the Agent, for the benefit of the Secured Parties, on account of the Borrower's

Liabilities and, pending such payment, shall be held by each Guarantor as agent and bailee of the Agent and the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor. Each Guarantor shall execute such further documents in favor of the Agent, for the benefit of the Secured Parties to further evidence and support the purpose of this subordination.

     7.   WAIVER; SUBROGATION.

          (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Agent's acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrowers or either of them, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Secured Parties or either of the Borrowers heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Credit Agreement, the Notes or any other Loan Documents;
     (iv) presentment, demand, default, non-payment, partial payment and protest; (v) any Secured Party heretofore, now or at any time hereafter granting to the Borrowers or either of them (or any other party liable to the Lenders on account of the Borrower's Liabilities) or to any certain Guarantor any indulgence or extensions of time of payment of the Borrower's Liabilities or Guarantors' Obligations, respectively; and (vi) any Secured Party heretofore, now or at any time hereafter accepting from either Borrower, any other Guarantor, any other guarantor of the Borrower's Liabilities or any other Person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Agent settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantors' Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

          (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Lenders upon demand by the Agent to such Guarantor without the Agent being required, such Guarantor expressly waiving any right it may have to require the Agent, to
     (i) prosecute collection or seek to enforce or resort to any remedies against the Borrowers or either of them or any other Guarantor or any other guarantor of the Borrower's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent by either Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH

     GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT. Neither the Agent nor any Lender shall have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of any Secured Party's failure or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this
     SECTION 7.

          (c) Each Guarantor further agrees with respect to this Guaranty that such Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities until the irrevocable payment in full of the Borrower's Liabilities.

     8. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date hereof and shall continue in full force and effect until all Borrower's Liabilities have been irrevocably paid in full and the Agent and Secured Parties shall be under no further obligation to extend credit to the Borrowers or either of them which would constitute Borrower's Liabilities. This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Agent and the Lenders and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Agent, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by any Secured Party by written notice directed to such Guarantor.

     9. REPRESENTATIONS AND WARRANTIES. Each Guarantor warrants and represents to the Agent for the benefit of the Lenders that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws, orders, regulations, decrees or awards of any applicable governmental authority or arbitral body. Each Guarantor is solvent after giving effect to the transactions contemplated by this Guaranty and the other Loan Documents to which it is a party.

     10. EXPENSES. Each Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Agent in connection with the enforcement of this Guaranty Agreement.

     11.  REINSTATEMENT.  Each Guarantor agrees that this
Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by


the Agent under the Credit Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

     12. ATTORNEY-IN-FACT. Each Guarantor hereby appoints the Agent as such Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

     13.  ABSOLUTE RIGHTS AND OBLIGATIONS.  All rights of the
Secured Parties, and all obligations of each Guarantor hereunder, shall be absolute and unconditional irrespective of:

         (1) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Guarantor's
     Obligations;

         (2) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guarantor's Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the Guarantor's Obligations;

         (3) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Guarantor's Obligations; or

         (4) any other circumstances which might otherwise constitute a defense available to, or a discharge of, each Guarantor in respect of the Guarantor's Obligations or of this Agreement.

     14. RELIANCE. Each Guarantor represents and warrants to the Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain from Borrowers, on a continuing basis, information concerning the Borrowers and the Borrowers' financial condition and affairs and has full and complete access to Borrowers' books and records; (b) such Guarantor is not relying on any Secured Party, its or their employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of the Borrowers and the Borrowers' financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party, its or their employees, agents or representatives, for any information whatsoever concerning the Borrowers or the Borrowers' financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Agent nor any Lender has any duty or responsibility whatsoever, now or in the

future, to provide to such Guarantor any information concerning the Borrowers or the Borrowers' financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Agent or any Lender, its or their employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Agent or any Lender, its or their employees, agents or other representatives, with respect to such information.

     15. DEFINITIONS. All terms used herein shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in Georgia, and such definitions are hereby incorporated herein by reference and made a part hereof.

     16. ENTIRE AGREEMENT. This Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

     17. BINDING AGREEMENT; ASSIGNMENT. This Guaranty Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Guarantor shall be permitted to assign this Agreement or any interest herein. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Guarantor's Obligations.

     18. SWAP AGREEMENTS. All obligations of the Borrowers under Swap Agreements shall be deemed to be Borrower's
Liabilities secured hereby, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder.

     19. REPAYMENT OR RECOVERY. If claim is ever made upon the Agent or the Secured Parties for repayment or recovery of any amount or amounts received from Persons other than a Guarantor in payment or on account of any of the Borrower's Liabilities and the Agent or the Secured Parties repay all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by the Agent or the Secured Parties with any such claimant (including the original obligor), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any Borrower's Liabilities or any security therefor, and each Guarantor shall be and remain liable to the Agent and the Secured Parties for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or the Secured Parties.

     20. SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Guarantor agrees that the Agent for the benefit of the Secured Parties shall be authorized, to the fullest extent permitted by applicable law, to set off and apply all deposits or deposit accounts, of any kind (other than deposits identified as being held for third parties), now or hereafter pledged, mortgaged, transferred or assigned to the Agent or otherwise in the possession or control of the Agent (other than for safekeeping) for any purpose for the account or benefit of such Guarantor and including any balance of any deposit account or of any credit of such Guarantor with the Agent or the Secured Parties, whether now existing or hereafter established, with or without prior notice (but with notice with reasonable promptness after such set-off) to such of the liabilities of such Guarantor to the Agent and the Secured Parties under the Credit Agreement and the other Loan Documents then past due and in such amounts as they may elect, and whether or not the collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this SECTION 20, all remittances and property shall be deemed to be in the possession of the Agent as soon as the same may be put in transit to it by mail or carrier or by other bailee.

     21. EXPENSES; INDEMNIFICATION. Each Guarantor will upon demand pay to the Agent or any Secured Party, as applicable the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent or such Secured Party may reasonably incur in connection with enforcement of this Guaranty or the failure by a Guarantor to perform or observe any of the provisions hereof. Without limitation of SECTION 12.9 of the Credit Agreement or any other indemnification provision in any Loan Document, each Guarantor hereby covenants and agrees to pay, indemnify, and hold the Secured Parties harmless from and against any and all liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Guaranty Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which such Guarantor has incurred any Guarantor's Obligations (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that such Guarantor shall have no obligation hereunder with respect to indemnified liabilities resulting from the willful misconduct or gross negligence of the Agent or any Lender. If and to the extent that the obligations of the Guarantors under this SECTION 21 are unenforceable for any reason, each Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The agreements in this subsection shall survive repayment of all Secured Obligations and termination or expiration of this Guaranty Agreement.

     22. REMEDIES CUMULATIVE. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent provided by law or under the Credit Agreement, the other Loan Documents, or other applicable agreements or instruments. The making of the Loans to the Borrowers pursuant to the Credit Agreement and the extension of credit to the

Borrowers pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Guarantor's guaranty of the Borrower's Liabilities pursuant to the terms hereof.

     23.  NOTICES.   Any notice required or permitted hereunder
shall be given, (a) with respect to each Guarantor, at the address of the Borrowers indicated in SECTION 12.2 of the Credit Agreement and (b) with respect to the Agent or a Lender, at the Agent's address indicated in SECTION 12.2 of the Credit Agreement. All such notices shall be given and shall be effective as provided in SECTION 12.2 of the Credit Agreement.

     24.  GOVERNING LAW.

          (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
     IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA
     APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED,
     IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY
     OUTSIDE SUCH STATE.

          (b) EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF HAMILTON, STATE OF TENNESSEE, UNITED STATES OF AMERICA OR THE COUNTY OF MECKLENBURG, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) AND IN ACCORDANCE WITH SECTION 12.2 OF THE CREDIT AGREEMENT, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT.

          (d) NOTHING CONTAINED IN SUBSECTIONS (a) OR (b) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY JURISDICTION WHERE THE GUARANTOR OR ANY OF THE GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH GUARANTOR HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.


     25. Severability. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

     26. Counterparts. This Guaranty Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.




                [Signature Page Follows.]



     IN WITNESS WHEREOF, the parties have duly executed this Guaranty Agreement on the day and year first written above.

                              GUARANTORS:

                              A-2 WRECKER SERVICE, INC.
                              A-EXCELLENCE TOWING CO.
                              ALL AMERICAN TOWING SERVICES, INC.
                              ALLIED TOWING AND RECOVERY, INC.
                              APACO, INC.
                              APPLE TOWING CO., INC.
                              A TO Z ENTERPRISES, INC.
                              B&B ASSOCIATED INDUSTRIES, INC.
                              BEAR TRANSPORTATION, INC.
                              BERT'S TOWING RECOVERY CORPORATION
                              BOB BOLIN SERVICES, INC.
                              BOULEVARD & TRUMBULL TOWING, INC.
                              BREWER'S, INC.
                              C&L TOWING SERVICES, INC.
                              CASSON INVESTMENT CORPORATION
                              CEDAR BLUFF 24 HOUR TOWING, INC.
                              CENTURY HOLDINGS, INC.
                              CHAMPION CARRIER CORPORATION
                              CHEVRON, INC.
                              CHEVRON SOUTH/SOUTHERN WRECKER
                                   LEASING, INC.
                              CHICAGO METRO SERVICES, INC.
                              CLEVELAND VEHICLE DETENTION CENTER,
                                   INC.
                              COMPETITION WHEELIFT, INC.
                              D.A. HANELINE, INC.
                              DICK'S TOWING & ROAD SERVICE, INC.
                              DOLLAR ENTERPRISES, INC.
                              E.B.T., INC.
                              EXPORT ENTERPRISES, INC.
                              GEORGIA EXPORT ENTERPRISES, INC.
                              GOLDEN WEST TOWING EQUIPMENT INC.
                              GOOD MECHANIC AUTO CO. OF
                                   RICHFIELD, INC.
                              GREG'S TOWING, INC.
                              H&H TOWING ENTERPRISES, INC.
                              HALL'S TOWING SERVICE, INC.
                              HENDRICKSON TOWING, INC.
                              H.M.R. ENTERPRISES, INC.
                              INTERSTATE TOWING & RECOVERY, INC.
                              JENKINS WRECKER SERVICE, INC.
                              JENNINGS ENTERPRISES, INC.
                              KAUFF'S, INC.
                              KING AUTOMOTIVE & INDUSTRIAL
                              EQUIPMENT, INC.
                              LAZER TOW SERVICES, INC.
                              LEWIS WRECKER SERVICE, INC.
                              LINCOLN TOWING ENTERPRISES, INC.
                              MERL'S TOWING SERVICE, INC.
                              MID-AMERICA WRECKER & EQUIPMENT
                                   SALES, INC. OF COLORADO
                              MIKE'S WRECKER SERVICE, INC.
                              MILLER FINANCIAL SERVICES GROUP,
                                 INC.


                        GUARANTY AGREEMENT

                      SIGNATURE PAGE 1 OF 4

                              MILLER/GREENEVILLE, INC.
                              MILLER INDUSTRIES DISTRIBUTING, INC.
                              MILLER INDUSTRIES INTERNATIONAL, INC.
                              MOORE'S SERVICE & TOWING, INC.
                              MOORE'S TOWING SERVICE, INC.
                              MURPHY'S TOWING, INC.
                              OFFICIAL TOWING, INC.
                              O'HARE TRUCK SERVICE, INC.
                              PETE'S A TOWING, INC.
                              PIPES ENTERPRISES, INC.
                              PURPOSE, INC.
                              RAR ENTERPRISES, INC.
                              RANDY'S HIGH COUNTRY TOWING, INC.
                              RAY HARRIS, INC.
                              ROAD BUTLER, INC.
                              ROAD ONE, INC.
                              ROAD ONE INSURANCE SERVICES, INC.
                              ROAD ONE SERVICE, INC.
                              RONNY MILLER WRECKER SERVICE INC.
                              SANDY'S AUTO & TRUCK SERVICE, INC.
                              SOUTHERN WRECKER CENTER, INC.
                              SOUTHERN WRECKER SALES, INC.
                              SPEED'S AUTOMOTIVE, INC.
                              SPEED'S RENTALS, INC.
                              SROGA'S AUTOMOTIVE SERVICES, INC.
                              SUBURBAN WRECKER SERVICE, INC.
                              TEAM TOWING AND RECOVERY, INC.
                              TED'S OF FAYVILLE, INC.
                              TEXAS TOWING CORPORATION
                              THOMPSON'S WRECKER SERVICE, INC.
                              TREASURE COAST TOWING, INC.
                              TRUCK SALES & SALVAGE CO., INC.
                              VRCHOTA CORPORATION
                              VULCAN EQUIPMENT COMPANY, INC.
                              VULCAN INTERNATIONAL (DELAWARE), INC.
                              WALKER TOWING, INC.
                              WES'S SERVICE INCORPORATED
                              ZEBRA TOWING, INC.



                              By: /s/ Frank Madonia
                              Name: Frank Madonia
                              Title: Attorney-in-Fact



                        GUARANTY AGREEMENT

                       SIGNATURE PAGE 2 OF 4
                              AGENT:

                              NATIONSBANK OF TENNESSEE, NATIONAL
                              ASSOCIATION, as Agent for the
                              Lenders


                              By: /s/ Gregg E. Merriman
                              Name: Gregg E. Merriman
                              Title: Commercial Banking Officer


                        GUARANTY AGREEMENT

                      SIGNATURE PAGE 3 OF 4